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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) May 25, 2002

                        CAVALCADE OF SPORTS MEDIA, INC.
                       ---------------------------------
            (Exact name of registrant as specified in its charter)





                Nevada                 000-31048           33-0766069
     ----------------------------     ------------     ------------------
     (State or other jurisdiction      Commission        (IRS Employer
          of Incorporation)           File Number      Identification No.


         12268 Via Latina, Del Mar, California               92914
       -----------------------------------------          ------------
        (Address of principal executive offices            (Zip Code)


      Registrant's Telephone Number, including area code: (858) 481-2207
                                                          --------------


       ----------------------------------------------------------------
        (Former name or former address, if changed since last report.)










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                                   FORM 8-K


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

See Item 5.



ITEM 5.  OTHER EVENTS.

On May 25, 2002, the Registrant entered into a binding Letter of Intent to acquire ChangeBridge Entertainment Television LLC ("ChangeBridge") The Letter of Intent is intended to be replaced by a more definitive Plan and Agreement of Reorganization, currently in preparation.

The general plan of the acquisition is that the Registrant will form a wholly-owned subsidiary, using the ChangeBridge name, and that subsidiary will acquire ChangeBridge in a merger in which the subsdiary will be the survivor. In the merger, the Registrant will issue the ChangeBridge Acquisition Series of Convertible Preferred Stock, a series to be designated upon execution of the Plan and Agreement of Reorganization. The series will consist of 100,000 shares, each having a par value of $.001 and a stated capital of $.001. The series will vote with the Common Stock as a single class, with each share of the series having one vote per share. The series will also entitle the owners of ChangeBridge to elect 49.9% of the Board of Directors of the subsidiary. Dividends on the series will be based on the earned income of the subsidiary. The holders of the series will have the right to convert their shares of the series into shares of the Common Stock of the Registrant. Conversion will be based upon a formula which uses the net earnings after tax of the subsidiary for the fiscal year ended December 31, 2005 to determine the value of the shares of the subsidiary and using the average of the Closing bid and asked prices of the Registrant's Common Stock for the 20 sequential trading days prior to and including the date of conversion.

ChangeBridge, recently organized in February, 2002, is engaged in the business of providing video concepts and presentations to market goods and services and creating and producing television programming. Because of its recent organization, ChangeBridge has very limited assets and liabilities (which are not material to the Registrant) and no current financial statements. ChangeBridge is owned by Richard Levinson, who was president of UTV Talk Back Television, an interactive cable television network, and was president of both Showcase Cablevision and Monmouth Cablevision, Inc., and most recently was General Manager at CN8, The Comcast Network. Mr. Levinson will be the President of the subsidiary.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

A determination as to whether there are any financial statements required in connection with the merger will be made at the time of the merger and, if required, will be filed by amendment within sixty (60) days of the date of filing this Form.

Attached as an Exhibit is the Letter of Intent executed on May 25, 2002.

Exhibit Index

10.15 Letter of Intent with Changebridge Entertainment Television LLC



                                  SIGNATURES
                                 ------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  Cavalcade of Sports Media, Inc.


                                    /S/ EDWARD LITWAK
Date: June 5, 2002                ----------------------------------
                                  (Signature)